PLAN PURSUANT TO RULE 18f-3
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                                   SCHEDULE A
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                              CURRENT LIST OF FUNDS
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First Investors Equity Funds
         First Investors Global Fund
         First Investors Blue Chip Fund
         First Investors Special Situations Fund
         First Investors Total Return Fund
         First Investors All-Cap Growth Fund
         First Investors Focused Equity Fund
         First Investors Growth & Income Fund
         First Investors Mid-Cap Opportunity Fund
         First Investors Value Fund
         First Investors International Fund

First Investors Income Funds
         First Investors Cash Management Fund
         First Investors Fund For Income
         First Investors Government Fund
         First Investors Investment Grade Fund

First Investors Tax Exempt Funds
         First Investors Insured Tax Exempt Fund II
         First Investors Insured Tax Exempt Fund
         First Investors Arizona Insured Tax Free Fund
         First Investors California Insured Tax Free Fund First Investors Colorado Insured Tax Free Fund
         First Investors Connecticut Insured Tax Free Fund First Investors Florida Insured Tax Free Fund
         First Investors Georgia Insured Tax Free Fund
         First Investors Maryland Insured Tax Free Fund
         First Investors Massachusetts Insured Tax Free Fund First Investors Michigan Insured Tax Free Fund
         First Investors Minnesota Insured Tax Free Fund First Investors Missouri Insured Tax Free Fund
         First Investors New Jersey Insured Tax Free Fund First Investors North Carolina Insured Tax Free Fund First Investors Ohio Insured Tax Free Fund
         First Investors Oregon Insured Tax Free Fund
         First Investors Pennsylvania Insured Tax Free Fund First Investors Virginia Insured Tax Free Fund
         First Investors Insured Intermediate Tax Exempt Fund First Investors Tax-Exempt Money Market Fund
         First Investors New York Insured Tax Free Fund